OLD MUTUAL GLOBAL SHARES TRUST

GlobalShares FTSE All-World Fund

GlobalShares FTSE Emerging Markets Fund

Global Shares FTSE All-Cap Asia Pacific ex Japan Fund

GlobalShares FTSE All-World ex US Fund

GlobalShares FTSE Developed Countries ex US Fund

Supplement to the currently effective Prospectus for the above listed Funds:

1.

The total costs in the following replaces the section titled “What are the Costs of Investing” and “Example” under Global Shares FTSE Emerging Markets Fund on pages 12-13:

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing and selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Shareholder Transaction Expenses (fees paid directly from your investments)	None*
Annual Fund Operating Expenses. (1) (expenses that are deducted from the Fund’s assets)
Management Fees	0.125%
Distribution and Service (12b-1) Fees (2)	—%
Other Expenses	0.385%
Total Annual Fund Operating Expenses	0.510%
Expense Waiver and Reimbursements (3)	0.260%
Net Operating Expenses	0.250%

———————

(1)

Expressed as a percentage of average net assets.

(2)

The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.125% per annum of the Fund’s average daily net assets.  However, no such fee is currently paid by the Fund.

(3)

The Adviser has voluntarily agreed to waive Management Fees and reimburse other expenses to the extent necessary to prevent Total Annual Fund Operating Expenses (other than Distribution and Service (12b-1) Fees (if any), brokerage or other transaction related expenses, taxes, interest, litigation expenses and other extraordinary expenses- collectively “Excluded Expenses” ) from exceeding 0.25% of average daily net assets for the period June 1, 2010 through May 31, 2011.  In addition, the Adviser has contractually agreed, pursuant to a separate agreement with the Trust (the “Expense Agreement”), to waive Management Fees and reimburse Other Expenses to the extent necessary to prevent Total Annual Fund Operating Expenses (other than Excluded Expenses) from exceeding 0.39% of average net assets per year (the “Expense Cap”) at least until January 31, 2012. Pursuant to the Expense Agreement, for a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the Expense Cap (including fees and expenses waived or reimbursed under the voluntary fee waiver, if any).

*

See “Creation Transaction Fees and Redemption Transaction Fees” in the Prospectus.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s gross operating expenses remain the same.  Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year*	3 Years*
$26	$129

———————

*

The costs for the one-year example reflect the expense waiver that is in effect until May 31, 2011, as set forth in the fee table and footnotes thereto.  The costs for the three year example reflect the expense waiver that is in effect until May 31, 2011, the Expense Cap that is in effect until January 31, 2012 and Total Annual Fund Operating Expenses thereafter, as set forth in the footnotes to the fee table.

2.

The following language is added to the end of the section titled “Investment Adviser” on page 32:

In addition, the Adviser has agreed to limit voluntarily the expenses of GlobalShares FTSE Emerging Markets Fund (in the same manner as described immediately above) to 0.25% of average daily net assets for the period June 1, 2010 through May 31, 2011.

3.

The creation unit size for each Fund is 100,000 shares.

4.

All references in the Prospectus to a Fund’s standard transaction fee for the creation or redemption of a Creation Unit are amended. The standard transaction fee for the creation or redemption of a Creation Unit for each Fund is as follows:

Global Shares FTSE All-World Fund- $10,500
Global Shares FTSE Emerging Markets Fund- $8,500
GlobalShares FTSE All-Cap Asia Pacific ex Japan Fund- $14,000
GlobalShares FTSE All-World ex US Fund- $13,500
GlobalShares FTSE Developed Countries ex US Fund- $10,500

5.

The total costs in the last sentence of “What are the Costs of Investing? – Creation Transaction Fees and Redemption Transaction Fees” for each Fund are hereby changed to reflect an assumption of an investment of $2,000,000 in a Creation Unit, with a 5% return each year and Fund expenses remaining the same, so that the total costs if the Creation Unit is redeemed after one year, and if redeemed after three years is as follows:

Fund	One Year	Three Years
GlobalShares FTSE All-World Fund	$28,163	$48,931
GlobalShares FTSE Emerging Markets Fund	$22,119	$42,752
GlobalShares FTSE All-Cap Asia Pacific ex Japan Fund	$38,225	$60,785
GlobalShares FTSE All-World ex US Fund	$34,163	$53,931
GlobalShares FTSE Developed Countries ex US Fund	$29,953	$52,194

6.

The following language hereby replaces the first two paragraphs under the section titled “Portfolio Managers” on page 33:

Investment decisions for the Funds are made by investment teams at the Adviser. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolios:

Craig Chambers

Mr. Chambers, a registered portfolio manager with the South African Financial Services Board, is the Chief Investment Officer of the Adviser. He is a CFA Charter holder and has a BCom degree with a postgraduate qualification in Business Administration. He formerly sat on the South African Futures Examinations. He has been an asset manager for 12 years, formerly with SCMB Assets Managers.

Anver Dollie

Mr. Dollie is the Deputy Chief Investment Officer of the Adviser and a Fund Manager, a position he has held the last two years. Previously Mr. Dollie was employed by Old Mutual Asset Managers and, during his eight year tenure he performed a number of roles. He began as an Investment Project Specialist, was promoted to Cash Management Specialist, Custodian Relationship Specialist and then to the role of 3rd Party Investment Chief Operating Officer. Mr. Dollie holds a Chartered Institute of Secretaries and Administrators Certificate.

7.

The following language is added to the end of the fourth paragraph under the section titled “Fund Service Providers” on page 38:

The Distributor also provides to the Adviser and its US subsidiary a range of services, including office space and infrastructure support, compliance consulting, advertising review, broker-dealer registration, sales strategy and marketing. As compensation for certain distribution-related activities, Foreside receives from the Adviser fixed fees and sales related fees. These fees are paid from the resources of the Adviser and do not affect the total expenses of the Funds. The Adviser may engage other distribution firms in the future and compensate them in similar fashion from its own resources.

__________________________________________________

Old Mutual Global Shares Trust

10 High Street, Suite 302

Boston, MA 02110

Please retain this Supplement for Future Reference

May 18, 2010